[dreyfus lion "d" logo] (reg.tm)

[dreyfus logo] (reg.tm)

DREYFUS APPRECIATION FUND, INC.

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Fayez Sarofim & Co.

Two Houston Center,

Suite 2907

Houston, TX 77010

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                              141SA986

Appreciation

Fund, Inc.

Semi-Annual

Report

June 30, 1998




DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for the Dreyfus Appreciation Fund, Inc. for the six-month period ended June 30, 1998. During that period, your Fund produced a total return of 20.94%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index provided a total return of 17.72%.**

PORTFOLIO COMPOSITION

  At the close of the period, the Fund had 2.2% of its net assets in short-term Treasuries, and industry concentrations in consumer staples, financials and health care. We are maintaining the Fund's fully invested posture and investing the short-term cash equivalent assets on a timely basis.

ECONOMIC OUTLOOK

  We expect average annual Gross Domestic Product (GDP) in the U.S. will expand this year in a range of 2.5% to 3.0%, compared to 4.0% in 1997. Annual CPI inflation should decline to 1.5% , or below, historically close to price stability. Against the backdrop of a strong dollar and a budget surplus, we expect long-term interest rates to decline to 5.5% or below by year-end. Sound corporate management and vigilant monetary policy have produced an environment where job creation remains healthy and the economy can expand, while wage inflation can be held in check. A secular increase in productivity, which is continuing in the eighth year of the business cycle, and global competition, which limits pricing power, are also responsible for the positive backdrop for financial assets.

We believe strong domestic demand will be tempered in the months ahead. We see weakness and overcapacity in Asia continuing to restrain pricing as well. Price deflation in producer prices has weakened growth in the manufacturing sector. We have also seen disinflation in agricultural commodities and commodity products such as oil, paper, chemicals and steel. Pricing weakness pressures profit margins, and it is our belief that maintaining corporate competitiveness will result in incremental downsizing where necessary. Continued merger and acquisition activity should also undermine job creation in affected industries. Accordingly, security is likely to become more of an issue, and consumer confidence and spending may well moderate from record levels. Still, we do not think the economy will enter a recession in the foreseeable future. A discernible pickup in demand in continental European markets should also continue to be a driver of global growth, offsetting weakness in other economies.

INVESTMENT STRATEGY

  The United States economy continues to reap the benefits of its ability to identify, confront and tackle structural inefficiencies in both the public and private sectors. Leading American global corporations, hardened by the tough competitive environment at home, are proving to be very effective competitors internationally as more and more economies expose their local companies to the rigors of global competition. Particularly in the fields of brand consumer products, pharmaceuticals, finance and technology, these global companies are able to bring to the growing class of middle-income consumers products and services of high quality and reasonable price. The competitive advantage of well-managed global corporations is the result of being able to share and spread the substantial costs of research, development, advertising and distribution over a larger base of business than local companies can command. Furthermore, in environments of financial panic as are currently occurring in some of the Asian economies, the financial strength and geographic scope of the larger companies allows for continuation of an expansion strategy as weaker competitors retrench.

  Moderating growth and the prospect of continued low inflation across the general economy provided a constructive backdrop for interest rates, as did continued demand in the face of diminished supply. In the second half, strong real income growth should support aggregate demand near current levels, although we expect some weakness in job creation as growth moderates. Somewhat slower growth among the expanding economies and continued weakness among many developing economies should keep markets focused on high quality global companies, which have led equity performance year-to-date. In the eighth year of the current economic cycle, consistency of earnings growth, margin expansion and strong cash flow are fundamentals which are driving current performance as well as expected predictability of future earnings streams of sectors and individual companies in the portfolio.

Market Overview

  Measured broadly, the half-year ended June 30, 1998 was another period of solid advance for large caps in general. The S&P 500 achieved a new record of 17.72% at the end of the six-month period. While the Dow Jones Industrial Average (DJIA) didn' t reach its all-time record, it nonetheless gained 14.16% for the six months, closing the half-year above 9000.

  The first calendar quarter provided most of the strength for the six months. In the April-June quarter, the S&P 500 gained 3.32% and the DJIA 2.15%.

Stock categories that were strongest during the half-year included financials, particularly banks, brokerages, insurance and diversified financial services; technology, especially communications and computer issues; and cyclical consumer stocks such as advertising, airlines, automotive, broadcasting and home construction.

  The weak categories for the period included precious metals, oil drilling and oilfield suppliers, and some industrial issues.

  Corporate profits dropped sharply from the strong pace of last year. Based on reports from 82% of companies in the S&P 500, First Call, the statistical service, estimated that corporate operating profits were up about 3% in the second quarter compared to a year earlier. Of course, there were optimists forecasting a hefty rise in profits for later this year and early 1999, which could potentially propel stock prices upward. Yet most investors seemed preoccupied with the here and now, which included the strike at General Motors plants and the continuing fallout from financial troubles in Japan and Southeast Asia.

  As expected, the Federal Reserve Board at its last meeting made no change in interest rates, even though inflationary pressures are a constant worry for the Fed. The reason for their inaction may well have been the precarious state of some economies elsewhere in the world, and the desire not to precipitate a major correction in the U.S. stock market. Even so, the Fed thought it timely to issue a stern warning to banks not to become overextended with unwise loans, which happened in the 1980s.

  Despite warnings like this, and the fact that stock prices are extremely high historically in relation to earnings and cash flow, investors still appeared eager to own equities. Moreover, surveys of consumer sentiment continued to show that the average consumer was more confident about the future than had been the case in a generation.

INVESTMENT HIGHLIGHTS

  Our outlook for financial markets remains positive, with constructive fundamentals continuing to provide a positive backdrop. Our emphasis on the highest quality global industry leaders has benefited total return over the short and longer term. Although the U.S. is enjoying an extremely positive confluence of economic and fiscal variables, markets remain volatile -- serving as a discounting mechanism for the future, and reflecting current uncertainties on numerous fronts. We believe our approach will continue to serve as a more risk-averse approach to equity investing, while seeking higher relative and absolute rates of return over a long-term investment horizon.

  The Fund's performance in excess of the Index during the reporting period was attributable to the financial services sector, which benefited from declining interest rates and industry consolidation. Although this sector underperformed the broad Index, correct issue selection and emphasis caused this sector to have the most positive impact, led by shares of Associates First Capital Cl.A., Chase Manhattan, BankAmerica and Citicorp. The health care sector was the third best performing sector in the Index, and had the second most positive impact on the Fund's performance, led by shares of Pfizer, Merck & Co., American Home Products and Abbott Laboratories. The consumer staples, consumer cyclicals and technology sectors also exhibited strength with the performance of Coca-Cola, Chrysler, Microsoft, Ford Motor, Cisco Systems, Nestle and Walgreen.

  We appreciate your investment in the Dreyfus Appreciation Fund, and we will continue to seek rewarding returns on your behalf.

                 Sincerely,


                [Fayez Sarofim signature logo]

                 Fayez Sarofim

Portfolio Manager

July 16, 1998

New York, NY

* Total return includes reinvestment of dividends and any capital gains paid.

**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS APPRECIATION FUND, INC.
------------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                            JUNE 30, 1998 (UNAUDITED)

Common Stocks--97.7%                                                                                    Shares        Value
------------------------------------------------------------------------------------------           _________      __________

                     Apparel--1.3%  Christian Dior........................................           150,000        $ 18,833,837

                                    Polo Ralph Lauren.....................................   (a)     450,000          12,600,000

                                    Warnaco Group, Cl. A..................................           180,000           7,638,750
                                                                                                                    ____________

                                                                                                                      39,072,587
                                                                                                                    ____________

                  Automotive--5.9%  Chrysler.............................................          1,100,000          62,012,500

                                    Ford Motor...........................................          1,399,905          82,594,395

                                    General Motors.......................................            500,000          33,406,250
                                                                                                                    ____________

                                                                                                                     178,013,145
                                                                                                                    ------------

                     Banking--8.6%  BankAmerica.........................................             840,000          72,607,500

                                    Chase Manhattan.....................................             950,000          71,725,000

                                    Citicorp............................................             475,000          70,893,750

                                    HSBC Holdings, A.D.R................................              35,000           8,505,000

                                    Sun Trust Banks.....................................             425,000          34,557,813
                                                                                                                    ____________

                                                                                                                     258,289,063
                                                                                                                    ____________

              Basic Materials--2.1%  Dow Chemical.......................................              80,000           7,735,000

                                    duPont (E.I.) de Nemours & Co.......................             650,000          48,506,250

                                    Rohm & Haas.........................................              50,000           5,196,875
                                                                                                                    ____________

                                                                                                                      61,438,125
                                                                                                                    ____________

               Capital Goods--7.1%  AlliedSignal........................................             800,000          35,500,000

                                    Boeing..............................................             525,900          23,435,419

                                    Caterpillar.........................................             430,000          22,736,250


                                    Emerson Electric....................................             300,000          18,112,500

                                    General Electric....................................             850,000          77,350,000

                                    Minnesota Mining & Manufacturing....................             250,000          20,546,875

                                    Rockwell International..............................             275,000          13,217,188
                                                                                                                     ___________

                                                                                                                     210,898,232
                                                                                                                     ___________

      Communication Services--5.0%  Bell Atlantic.......................................             950,000          43,343,750

                                    BellSouth...........................................             700,000          46,987,500

                                    SBC Communications..................................            1,500,192
                                                                                                                     60,007,680
                                                                                                                     ___________

                                                                                                                     150,338,930
                                                                                                                     ___________

                   Computers--5.0%  Cisco Systems......................................  (a)          352,500         32,452,031

                                    Compaq Computer....................................             1,250,000         35,468,750

                                    Hewlett-Packard....................................               600,000         35,925,000

                                    Microsoft..........................................  (a)          425,000         46,059,375
                                                                                                                      __________

                                                                                                                     149,905,156
                                                                                                                     ___________

            Consumer Staples--1.7%  Walgreen..........................................              1,200,000         49,575,000
                                                                                                                     ___________

                 Electronics--2.6%  Intel.............................................              1,050,000         77,831,250
                                                                                                                     ___________

                      Energy--7.4%  British Petroleum, A.D.S..........................                650,000         57,362,500

                                    Chevron...........................................                450,000         37,378,125

                                    Exxon.............................................                850,000         60,615,625

DREYFUS APPRECIATION FUND, INC.
-------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                             Shares           Value
-------------------------------------------------------------------------------------
                                                                                                      ______           ________

                Energy (continued)  Mobil............................................                 475,000      $  36,396,875

                                    Royal Dutch Petroleum (New York Shares)..........                 500,000         27,406,250
                                                                                                                   _____________

                                                                                                                     219,159,375
                                                                                                                   _____________
_

                     Finance--6.7%  American General.................................                 300,000         21,356,250

                                    Associates First Capital, Cl. A..................                  66,894         51,267,476

                                    Federal National Mortgage Association............               1,100,000         66,825,000

                                    Hertz, Cl. A.....................................                 350,000         15,509,375

                                    Merrill Lynch & Co...............................                 490,000         45,202,500

                                                                                                                 _______________

                                                                                                                     200,160,601
                                                                                                                 _______________

   Food, Beverage & Tobacco--10.6%  Anheuser-Busch...................................                 140,000          6,606,250

                                    Coca-Cola........................................               1,450,000        123,975,000

                                    Kellogg..........................................                 250,000          9,390,625

                                    Nestle, A.D.R....................................                 350,000         37,362,500

                                    PepsiCo..........................................               1,275,000         52,514,062

                                    Philip Morris....................................               1,950,000         76,781,250

                                    Unilever, N.V. (New York Shares).................                 100,000          7,893,750
                                                                                                                  ______________

                                                                                                                     314,523,437
                                                                                                                  ______________

                Health Care--18.8%  Abbott Laboratories..............................               1,250,000         51,093,750

                                    American Home Products...........................               1,150,000         59,512,500

                                    Bristol-Myers Squibb.............................                 525,000         60,342,187

                                    Johnson & Johnson................................               1,150,000         84,812,500

                                    Merck & Co.......................................                 800,000        107,000,000

                                    Pfizer...........................................               1,450,000        157,596,875

                                    Roche Holdings, A.D.R............................                 325,000         31,809,375

                                    Schering-Plough..................................                  75,000          6,871,875

                                                                                                                 _______________

                                                                                                                     559,039,062

                                                                                                                 _______________

          Household Products--7.0%  Colgate-Palmolive................................                 500,000         44,000,000

                                    Gillette.........................................               1,300,000         73,693,750

                                    Lauder (Estee)...................................                 250,000         17,421,875

                                    Procter & Gamble.................................                 800,000         72,850,000

                                                                                                                 _______________

                                                                                                                     207,965,625

                                                                                                                 _______________

                   Insurance--3.6%  Berkshire Hathaway, Cl. A........................     (a)             700         54,813,500

                                    General Re.......................................                  60,000         15,210,000

                                    Marsh & McLennan.................................                 600,000         36,262,500

                                                                                                                 _______________

                                                                                                                     106,286,000
                                                                                                                 _______________

         Media/Entertainment--1.7%  Disney (Walt)....................................                 120,000         12,607,500

                                    McDonald's.......................................                 450,000         31,050,000

                                    Tricon Global Restaurants........................    (a)          250,000          7,921,875

                                                                                                                 _______________

                                                                                                                      51,579,375

                                                                                                                 _______________

                  Photography--.6%  Eastman Kodak....................................                 250,000         18,265,625

                                                                                                                 _______________

                   Publishing--.4%  McGraw-Hill Cos..................................                 100,000          8,156,250

                                    News Corp, A.D.R.................................                 120,000          3,855,000
                                                                                                                 _______________

                                                                                                                      12,011,250

                                                                                                                 _______________

DREYFUS APPRECIATION FUND, INC.
-------------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                JUNE 30, 1998 (UNAUDITED)

Common Stocks (continued)                                                                              Shares            Value
-------------------------------------------------------------------------------------          _______________    ______________

                       Retail--.6%  Wal-Mart Stores..................................                 300,000    $    18,225,000

                                                                                                                 _______________

              Transportation--1.0%  Norfolk Southern.................................               1,000,000         29,812,500
                                                                                                                 _______________

                                    TOTAL COMMON STOCKS

                                        (cost $1,897,462,628)........................                            $ 2,912,389,338

                                                                                                                 ===============


Preferred Stocks--.4%
-------------------------------------------------------------------------------------

          Publishing; News Corp, A.D.R.

                                        (cost $7,781,484)............................                 450,000     $   12,712,500

                                                                                                                  ==============




                                                                                                  Principal
Short-Term Investments--2.2%                                                                       Amount
------------------------------------------------------------------------------------------
                                                                                              _______________

              U.S. Treasury Bills:  5.02%, 9/10/1998................................         $      6,223,000     $    6,163,072

                                    4.98%, 9/17/1998................................               27,045,000         26,758,864

                                    4.88%, 9/24/1998................................                5,869,000          5,801,917

                                    4.95%, 10/1/1998................................                  100,000             98,729

                                    4.97%, 10/8/1998................................                  100,000             98,633

                                    4.97%, 10/15/1998...............................               27,262,000         26,860,431

                                                                                                                   _____________

                                    TOTAL SHORT-TERM INVESTMENTS
                                        (cost $65,776,028).........................                              $    65,781,646

                                                                                                                 ===============

TOTAL INVESTMENTS (cost $1,971,020,140)............................................                   100.3%     $ 2,990,883,484

                                                                                                      =======   ===============


LIABILITIES, LESS CASH AND RECEIVABLES                                                                  (.3%)   $   (10,263,628)

                                                                                                      =======   ===============

NET ASSETS                                                                                             100.0%   $ 2,980,619,856

                                                                                                      =======   ===============


Notes to Statement of Investments:

-----------------------------------------------------------------------------

(a)  Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                 JUNE 30, 1998 (UNAUDITED)

                                                                                                    Cost              Value

                                                                                              _______________     ______________

ASSETS:                          Investments in securities--See Statement of
                                 Investments......................................             $1,971,020,140     $2,990,883,484

                                 Cash.............................................                                     3,036,095

                                 Dividends and interest receivable................                                     3,163,833

                                 Receivable for shares of Common Stock
                                 subscribed.......................................                                     2,635,069

                                 Prepaid expenses.................................                                       246,594

                                                                                                                 ______________

                                                                                                                   2,999,965,075

                                                                                                                 _______________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates.....                                      738,544

                                 Due to Fayez Sarofim & Co.........................                                      631,553

                                 Due to Distributor................................                                      587,028

                                 Payable for investment securities purchased.......                                   16,601,208

                                 Payable for shares of Common Stock redeemed.......                                      454,101

                                 Accrued expenses..................................                                      332,785

                                                                                                                 _______________

                                                                                                                      19,345,219

                                                                                                                 _______________

NET ASSETS........................................................................                                $2,980,619,856

                                                                                                                 ===============



REPRESENTED BY:                  Paid-in capital..................................                                $1,946,896,393

                                 Accumulated undistributed investment
                                 income--net......................................                                     9,502,266

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions..............                                     4,366,414

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency
                                   transations....................................                                 1,019,854,783
                                                                                                                _______________

NET ASSETS........................................................................                                $2,980,619,856

                                                                                                                ================


SHARES OUTSTANDING

(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)....................                                    76,118,163

NET ASSET VALUE, offering and redemption price per share..........................                                        $39.16

                                                                                                                         =======



                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS            SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
INVESTMENT INCOME

INCOME:             Cash dividends (net of $387,191 foreign taxes

                                    withheld at source)...........................               $  19,835,698

                                 Interest.........................................                     808,331

                                                                                                  _____________

                                        Total Income..............................                                  $ 20,644,029

EXPENSES:                        Investment advisory fee--Note 3(a)...............                   3,500,593

                                 Sub-investment advisory fee--Note 3(a)...........                   3,329,510

                                 Shareholder servicing costs--Note 3(b)...........                   3,792,113

                                 Registration fees................................                     227,384

                                 Custodian fees--Note 3(b)........................                      76,021

                                 Prospectus and shareholders' reports.............                      68,707

                                 Directors' fees and expenses--Note 3(c)..........                      19,409

                                 Professional fees................................                      15,510

                                 Loan commitment fees--Note 2.....................                       4,400

                                 Miscellaneous....................................                       9,888

                                                                                                  ____________

                                        Total Expenses............................                                    11,043,535
                                                                                                                     ___________

INVESTMENT INCOME--NET............................................................                                     9,600,494

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                    Net realized gain (loss) on investments
                                    and foreign currency transactions.............             $     4,025,576

                                 Net unrealized appreciation (depreciation) on
                                    investments and foreign currency
                                    transactions..................................                 442,054,777

                                                                                                   ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............................                 446,080,353

                                                                                                  _____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................                                   $455,680,847
                                                                                                                   =============

                      SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Six Months Ended
                                                                                          June 30, 1998          Year Ended
                                                                                           (Unaudited)         December 31, 1997
                                                                                          ________________     _______________
OPERATIONS:
  Investment income--net.........................................................        $        9,600,494       $  15,471,076

  Net realized gain (loss) on investments........................................                 4,025,576           4,286,731

  Net unrealized appreciation (depreciation) on investments......................               442,054,777         317,934,827

                                                                                          ________________        _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations.............                455,680,847         337,692,634

                                                                                          ________________        _____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net...................................................                --                  (15,585,302)

  In excess of investment income--net...........................................                --                  (98,228)

  From net realized gain on investments.........................................                --                   (3,671,898)

                                                                                          ________________      _______________

    Total Dividends.............................................................                --                  (19,355,428)

                                                                                          ________________      _______________

CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold.................................................              1,342,507,470       3,038,700,676

  Dividends reinvested..........................................................                 --                  17,226,988

  Cost of shares redeemed.......................................................               (795,206,494)     (2,242,123,459)

                                                                                            ________________    _______________

    Increase (Decrease) in Net Assets from Capital Stock Transactions...........                547,300,976         813,804,205

                                                                                            ________________    _______________

       Total Increase (Decrease) in Net Assets..................................              1,002,981,823       1,132,141,411

NET ASSETS:

  Beginning of Period...........................................................              1,977,638,033         845,496,622

                                                                                          ________________      _______________

  End of Period.................................................................            $ 2,980,619,856     $ 1,977,638,033

                                                                                          ================     ===============


UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTION IN EXCESS OF INVESTMENT INCOME)--NET         $      9,502,266     $       (98,228)

                                                                                          ________________      _______________

CAPITAL SHARE TRANSACTIONS:                                                                     Shares             Shares
                                                                                          ________________      _______________

  Shares sold...................................................................                 36,858,517         102,660,433

  Shares issued for dividends reinvested........................................                    --                  538,558

  Shares redeemed...............................................................                (21,811,039)        (75,178,590)

                                                                                           ________________     _______________

    Net Increase (Decrease) in Shares Outstanding..............................                  15,047,478          28,020,401

                                                                                           ================    ================

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                       Six Months Ended

                                                         June 30, 1998                    Year Ended December 31,

                                                                         _______________________________________________________

PER SHARE DATA:                                           (Unaudited)     1997        1996       1995        1994       1993
                                                          __________     ______     ______      ______      ______     ______
   Net asset value, beginning of period............         $32.38       $25.58     $20.55      $15.17      $14.92     $15.15
                                                           _______       ______     _______     _______     _______    _______

   Investment Operations:

   Investment income--net..........................            .13          .25        .25         .33         .28        .24

   Net realized and unrealized gain (loss)
       on investments..............................           6.65         6.87       5.03        5.42         .26       (.14)

                                                           _______       ______     _______      _______     _______    _______

   Total from Investment Operations................           6.78         7.12       5.28        5.75         .54        .10

                                                           _______       ______     _______      _______     _______    _______

   Distributions:

   Dividends from investment income--net............           --          (.26)      (.25)       (.34)       (.28)      (.24)

   Dividends in excess of investment income--net....            --         (.00)(1)     --          --           --      (.03)

   Dividends from net realized gain on investments..            --         (.06)        --        (.03)       (.01)      (.03)

   Dividends in excess of net realized gain
       on investments...............................            --           --         --          --          --       (.03)

                                                           _______       ______     _______     _______     _______     _______

   Total Distributions..............................            --         (.32)      (.25)       (.37)       (.29)      (.33)

                                                           _______       ______     _______     _______     _______     _______

   Net asset value, end of period...................        $39.16       $32.38     $25.58      $20.55      $15.17     $14.92

                                                           =======      =======    =======      =======     =======    =======


TOTAL INVESTMENT RETURN.............................         20.94%(2)    27.85%     25.68%      37.89%       3.62%       .71%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets..........           .44%(2)      .87%       .91%        .92%        .96%      1.07%

   Ratio of net investment income
       to average net assets........................           .38%(2)      .99%      1.34%       2.28%       1.86%      1.66%

   Portfolio Turnover Rate..........................          1.37%(2)     1.23%      4.84%       4.51%       6.58%      9.65%

   Net Assets, end of period (000's Omitted)........     $2,980,620   $1,977,638   $845,497    $457,267    $233,459   $237,018
------------------------
(1) Amount represents less than $.01 per share.
(2) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus   Appreciation  Fund,  Inc.  (the  "Fund") is  registered  under  the
Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

  (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custodian agreement, the Fund received net earnings credits of $825 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the fund did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:

     Average Net Assets                     Dreyfus             Sarofim
     ________________                      ________            _________

     0 up to $25 million                   .44 of 1%          .11 of 1%
     $25 up to $75 million                 .37 of 1%          .18 of 1%
     $75 up to $200 million                .33 of 1%          .22 of 1%
     $200 up to $300 million               .29 of 1%          .26 of 1%
     In excess of $300 million            .275 of 1%         .275 of 1%

(b) Under the Shareholder Services Plan, the Fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1998, the Fund was charged $3,104,592 pursuant to the Shareholder Services Plan.

DREYFUS APPRECIATION FUND, INC.
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended June 30, 1998, the Fund was charged $381,759 pursuant to the transfer agency agreement.

  The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1998, the Fund was charged $76,021 pursuant to the custody agreement.

  (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998 amounted to $542,299,319 and $33,761,304, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $1,019,863,344, consisting of $1,030,302,338 gross unrealized appreciation and $10,438,994 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).